UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2005

                          LAS VEGAS RESORTS CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            (State of incorporation)


               33-10513-LA                            33-0215298
        (Commission File Number)         (I.R.S. Employer Identification Number)


           211 West Wall Street
              Midland, Texas                             79701
(Address of principal executive offices)              (Zip Code)

                                 (432) 682-1761
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                   Section 3 - Securities and Trading Markets

Item 3.03 - Material Modification to Rights of Security Holders.

Las Vegas Resorts Corporation (the "Company") on October 26, 2005 effected a one-for-fifteen hundred reverse split of the Company's common stock, par value $.001 per share (the "Reverse Split"). In order to effect the Reverse Split, the Company filed a Certificate of Amendment to Certificate of Incorporation with the Secretary of State of the State of Nevada. Prior to the filing, the amendment was approved by a majority the Company's stockholders and by the Company's Board of Directors.

The Reverse Split will affect all holders of the Company's common stock uniformly and will not affect any stockholder's percentage ownership interest in the Company, except to the extent that the Reverse Split will result in any holder of the Company's common stock receiving cash in lieu of fractional shares. As no scrip or fractional certificates of the common stock will be issued in connection with the Reverse Split, stockholders who otherwise would be entitled to receive a fractional share because they hold a number of shares of the common stock not evenly divisible by fifteen hundred will be entitled, upon surrender of certificate(s) representing those shares, to a cash payment in lieu of any fraction.

As a result of the reverse split, the Company's trading symbol on the Nasdaq Electronic Bulletin Board has been changed from LVRC to LVGC.


                 Section 5 - Corporate Governance and Management

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

   Exhibit No.          Description

       3.1              Certificate of Amendment to Certificate of Incorporation

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LAS VEGAS RESORTS CORPORATION


                                           By: /s/ Glenn A. Little
                                              ----------------------------------
                                              Glenn A. Little
                                              President, Chief Executive Officer
Date:  October 26, 2005